THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT

SUPPLEMENT TO THE PROSPECTUSES

VARIABLE LIFE (DATED MAY 1, 2010)

VARIABLE COMPLIFE® (DATED MAY 1, 2010)

VARIABLE JOINT LIFE (DATED MAY 1, 2010)

VARIABLE EXECUTIVE LIFE (DATED MAY 1, 2010)

NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT II

SUPPLEMENT TO THE PROSPECTUSES

CUSTOM VARIABLE UNIVERSAL LIFE (DATED MAY 1, 2010)

EXECUTIVE VARIABLE UNIVERSAL LIFE (DATED MAY 1, 2010)

SURVIVORSHIP VARIABLE UNIVERSAL LIFE (DATED MAY 1, 2010)

This Supplement revises certain information with regard to the Small Cap Value Portfolio contained in the Prospectuses referenced above dated May 1, 2010.

Effective January 12, 2011, in the section titled, “Annual Portfolio Operating Expenses”, the table is amended to contain the following information for the Small Cap Value Portfolio:

Portfolio	Investment Advisory Fees	12b-1 Fees	Other Expenses	Acquired Fund Fees & Expenses	Total Operating Expenses	Fee Waivers & Reimbursements	Total Net Operating Expenses
Northwestern Mutual Series Fund, Inc.
Small Cap Value Portfolio(1)	0.85%	0.00%	0.02%	0.16%	1.03%	0.00%	1.03%

Please read this Supplement carefully and keep it with your Prospectus for future reference.

This Supplement is dated January 13, 2011.